                                                                                               Exhibit 31.1

                               Certification of Chief Executive Officer Pursuant to
                               Securities Exchange Act Rules 13a-15(e) and 15d-15(e)
                                              as Adopted Pursuant to
                                   Section 302 of the Sarbanes-Oxley Act of 2002

      I, Michael Kagan, Chief Executive Officer of Tropical Sportswear Int'l Corporation, certify that:

      1.     I have reviewed this quarterly report on Form 10-Q of Tropical Sportswear Int'l Corporation;

      2.     Based on my knowledge, this quarterly  report  does not  contain  any untrue  statement  of a material fact or omit to  state a  material  fact  necessary  to make  the  statement  made,  in  light  of the circumstances  under  which such  statements  were made,  not  misleading  with  respect to the period covered by this quarterly report;

      3.     Based on my knowledge,  the financial  statements,  and other financial  information  included in this quarterly  report,  fairly  present in all  material  respects  the  financial  condition,  results of operations  and cash flows of  registrant  as of, and for,  the periods  presented  in this  quarterly report;

      4.     The  registrant's  other  certifying  officers and I are responsible for  establishing and maintaining disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the
             registrant and we have:

                  a) Designed such  disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our  supervision,  to ensure that material  information  relating to the  registrant,  including  its  consolidated  subsidiaries,  is made  known to us by  others within those  entities,  particularly  during the period in which this quarterly  report is being prepared;

                  b) Evaluated  the  effectiveness  of the  registrant's  disclosure  controls and  procedures  and presented in this quarterly  report our  conclusions  about the  effectiveness  of the disclosure controls  and  procedures,  as of the end of the  period  covered  by this  report  based on such evaluation; and

                  c)  Disclosed  in this report any change in the  registrant's  internal  control  over  financial reporting that occurred  during the  registrant's  most recent fiscal  quarter (the  registrant's fourth  fiscal  quarter in the case of an annual  report)  that has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal  controls  over  financial reporting.

        5.   The  registrant's  other  certifying  officers  and  I  have  disclosed,  based  on  our  most  recent evaluation,  of internal control over financial reporting,  to the registrant's  auditors and that the audit  committee  of the  registrant's  board of  directors  (or  persons  performing  the  equivalent functions):

                  a) All significant  deficiencies  and material  weaknesses in the design or operation of internal
                  controls  over  financial   reporting  which  are  reasonably  likely  to  adversely  affect  the registrant's ability to record, process, summarize and report financial information; and

                  b) Any fraud,  whether or not material,  that involves  management or other  employees who have a significant role in the registrant's internal controls over financial reporting.

         Date:  May 11, 2004

                                                              By:       /s/ Michael Kagan
                                                                        -----------------
                                                                       Michael Kagan
                                                                       Chief Executive Officer